EXHIBIT 32.2

                              CERTIFICATION OF THE
                             CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Steven M. Grubner, Chief Financial Officer of Genethera, Inc. (the "Company"), do hereby that to the best of my knowledge and belief that:

     (1) The Company's annual report on Form 10-KSB for the year ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 17, 2006

By: /s/ Steven M. Grubner
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Steven M. Grubner
Chief Financial Officer